UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
Of The Securities Exchange Act of 1934

Date of Report:  April 14, 2019
(Date of Earliest Event Reported)

Advanced Disposal Services, Inc.
(Exact Name of Issuer as Specified in Charter)

DELAWARE	001-37904	90-0875845
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

90 Fort Wade Road
Ponte Vedra, Florida 32081
(Address of principal executive offices and zip code)

(904) 737-7900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 14, 2019, Advanced Disposal Services, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Waste Management, Inc., a Delaware corporation (“Parent”), and Everglades Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger” and, collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), with the Company continuing as the surviving corporation and as a wholly-owned subsidiary of Parent.

At the effective time of the Merger (“Effective Time”), each share of common stock, par value $0.01 per share, of the Company (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock (i) owned by the Company, Parent, Merger Sub or any of their respective subsidiaries or (ii) for which appraisal rights have been demanded properly in accordance with Section 262 of the General Corporation Law of the State of Delaware), shall be converted into the right to receive $33.15 per share in cash, without interest (the “Per Share Merger Consideration”).

At the Effective Time, each vested and unvested option of the Company with a per share exercise price less than the Per Share Merger Consideration that is outstanding at the Effective Time will convert into the right to receive a cash amount equal to the product of (i) the number of shares of Common Stock subject to the option multiplied by (ii) the excess of the Per Share Merger Consideration over the per-share exercise price of such option, net of taxes.  At the Effective Time, each performance share unit award outstanding as of immediately prior to the Effective Time will convert into the right to receive a cash payment equal to the product of (i) the number of shares of Common Stock equal to the greater of (x) the target number of shares of Common Stock with respect to such performance share unit award and (y) the number of shares of Common Stock that would be considered earned under the terms of such performance share unit award based on the most recent fiscal year-end results of the Company preceding the fiscal year during which the Effective Time occurs multiplied by (ii) the Per Share Merger Consideration.

At the Effective Time, each restricted share unit award and restricted share award outstanding immediately prior to the Effective Time will convert into the right to receive a cash payment equal to the product of (i) the number of shares of Common Stock subject to such restricted share unit award or restricted share award multiplied by (ii) the Per Share Merger Consideration.

The Board of Directors of the Company (the “Board”) has unanimously (i) determined that the Merger Agreement and the Transactions are fair to, and in the best interests of, the Company and its stockholders, (ii) approved and declared it advisable the Merger Agreement and the Transactions, including the Merger, (iii) approved the execution, delivery and performance by the Company of the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (iv) recommended the adoption of the Merger Agreement by the stockholders of the Company, and (v) directed that the adoption of the Merger Agreement be submitted to a vote of the Company’s stockholders.

The consummation of the Merger (the “Closing”) is subject to certain conditions, including (i) the affirmative vote of the holders of a majority of the outstanding shares of Common Stock (the “Stockholder Approval”), (ii) the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and (iii) the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger.  Each of Parent’s, Merger Sub’s, and the Company’s obligation to consummate the Merger is also subject to additional customary conditions, including (x) subject to specific standards, the accuracy of the representations and warranties of the other party, (y) performance in all material respects by the other party of its obligations under the Merger Agreement, and (z) with respect to Parent’s and Merger Sub’s obligations to consummate the Merger, the absence of a Material Adverse Effect (as defined in the Merger Agreement).

The Company has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of the Company and its subsidiaries prior to the earlier of the Closing or the date that the Merger Agreement is terminated in accordance with its terms.  Each of Parent and Merger Sub has agreed to customary covenants related to treatment of employees and their compensation and benefits after Closing, including commitments to honor severance arrangements and provide full bonuses (at target levels for all bonus-eligible employees, including executive officers) in connection with the Transactions.

The Company is also subject to customary restrictions on its ability to solicit acquisition proposals from third parties, to provide information to, and enter into discussions or negotiations with, third parties regarding alternative acquisition proposals, and to withdraw its recommendation in favor of the Merger.  However, prior to the Stockholder Approval, these restrictions are subject to customary “fiduciary out” provisions that allow, under certain circumstances, (i) the Company to provide information to, and enter into discussions or negotiations with, third parties with respect to an acquisition proposal if the Board determines in good faith, after consultation with and taking into account the advice of, the Company’s financial advisor and outside legal counsel, that that such alternative acquisition proposal could reasonably be expected to constitute or result in a superior proposal and that failure to take such actions would be inconsistent with its fiduciary duties and (ii) the Board to withdraw or change its recommendation in favor of the Merger if it determines that its failure to take such action would be inconsistent with its fiduciary duties.

The Merger Agreement also includes customary termination provisions for both the Company and Parent and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, the Company will be required to pay Parent a termination fee of $100,000,000, including if (i) the Company enters into an acquisition agreement with respect to a superior proposal prior to obtaining the Stockholder Approval or (ii) the Board changes its recommendation or takes similar actions prior to the meeting of the stockholders.  The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, the Company will be required to pay to Parent up to $15,000,000 for expenses incurred by Parent (with such payment credited to any termination fee subsequently paid by the Company).

The Merger Agreement also provides that Parent will be required to pay to the Company a reverse termination fee of $150,000,000 under certain circumstances specified in the Merger Agreement if the Merger Agreement is terminated because (i) of the issuance of a nonappealable court order or legal restraint prohibiting the transaction for antitrust reasons or (ii) the transactions have not been consummated by a certain outside date, and at such time, antitrust approval for the transaction has not been obtained but the other conditions to Closing have been satisfied.

Parent is required to (i) use its reasonable best efforts to take all actions to consummate the Merger, including using its reasonable best efforts to obtain antitrust approval and (ii) specifically commit to divest or sell assets and take other actions in connection with using its reasonable best efforts to obtain antitrust approval up to certain limits specified in the Merger Agreement.  The Company is required to cooperate with Parent in connection with Parent’s efforts to obtain antitrust approval.

In addition, concurrently with the execution of the Merger Agreement, on April 14, 2019, Canada Pension Plan Investment Board (the “Key Stockholder”) representing approximately 19% of the outstanding Common Stock of the Company entered into a Voting and Support Agreement (the “Voting Agreement”) with Parent, pursuant to which, among other things, and subject to the terms and conditions set forth therein, the Key Stockholder agreed to vote its shares of Common Stock in favor of the adoption of the Merger Agreement and against any alternative proposal.  The Voting Agreement automatically terminates upon the earliest to occur of (i) the Expiration Time (defined in the Voting Agreement as the earlier to occur of (x) the Effective Time and (y) such date and time as the Merger Agreement has been validly terminated in accordance with its terms) and (ii) the election of the Key Stockholder in its sole discretion to terminate the Voting Agreement promptly following any amendment of any term in the original Merger Agreement that reduces or changes the form of consideration payable under the Merger Agreement.

The Merger Agreement includes customary representations, warranties, and covenants of the Company made solely for the benefit of Parent and Merger Sub.  The assertions embodied in those representations and warranties were made solely for purposes of allocating risk among the Company, Parent and Merger Sub rather than establishing matters of fact and may be subject to important qualifications and limitations agreed to by the Company, Parent, and Merger Sub in connection with the negotiated terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”) or may have been used for purposes of allocating risk among the Company, Parent, and Merger Sub rather than establishing matters as facts.  Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts of the Company or any of its subsidiaries or affiliates.

If the Merger is consummated, the Common Stock will be delisted from New York Stock Exchange and deregistered under the Securities Exchange Act of 1934.

This summary of the principal terms of the Merger Agreement, a copy of which is filed as Exhibit 2.1, and incorporated herein by reference, is intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the SEC.  In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.

 Item 8.01          Other Events.

On April 15, 2019, the Company issued a joint press release with Waste Management, Inc. announcing the transactions contemplated by the Merger Agreement.  The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation:  (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain stockholder approval of the Merger Agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the merger under the Merger Agreement may not be satisfied; (2) the effects that any termination of the Merger Agreement may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the merger is not completed, (b) the Merger Agreement may be terminated in circumstances requiring the Company to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against the Company and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as updated or supplemented by subsequent reports that the Company has filed or files with the U.S. Securities and Exchange Commission (“SEC”).  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  Neither Parent nor the Company assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Parent and the Company.  In connection with the proposed transaction, the Company plans to file a proxy statement with the SEC.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting the Company’s Investor Relations at investorrelations@advanceddisposal.com or (904) 737-7900.

Participants in Solicitation

The Company and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC on April 3, 2019.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  These documents can be obtained free of charge from the sources indicated above.

Item 9.01          Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.         Description
2.1*	Agreement and Plan of Merger, dated as of April 14, 2019, by and among Advanced Disposal Services, Inc., Waste Management, Inc. and Everglades Merger Sub Inc.

99.1	Joint Press Release, dated April 15, 2019

*
Schedules and similar attachments to the agreement have been omitted pursuant to Item 601(b)(2) of Regulation S K.  The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and similar attachments upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED DISPOSAL SERVICES, INC.

Date: April 15, 2019	By	/s/ Jeffrey C. Everett
Jeffrey C. Everett
Vice President, Associate General Counsel